UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

RespireRx Pharmaceuticals Inc. (the “Company”) announced today that Jeff Eliot Margolis, Senior Vice President, Chief Financial Officer, Treasure and Secretary is presenting a summary and update about the Company at the Investor Summit Q4 sponsored by the Investor Summit Group (https://investorsummitgroup.com), in person, on November 14, 2022 from 2:00-2:30pm EST at the Sheraton Times Square, New York, NY. Mr. Margolis will be available for in-person one-on-one meetings at the conference location on November 14, 2022. The conference continues on November 15, 2022 exclusively virtually and Mr. Margolis will be available for virtual one-on-one meetings that day as well. The public group presentation link is: https://us06web.zoom.us/webinar/register/WN_EI0AHyutSsWzh0vg2LSNJA. The slide deck presented is available on the Company’s website.

The related press release is Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The slide deck presented is Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release and the slide deck that are Exhibits 99.1 and 99.2 include certain forward-looking information.

The information in this Item 7.01 and the documents attached as Exhibit 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	RespireRx Pharmaceuticals Inc. Press Release dated November 10, 2022
99.2	RespireRx Pharmaceuticals Inc. Slide Deck to be presented at the Investor Summit Q4 on November 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2022	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer